UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2014

Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware                    1-33901                    26-1219283
(State or other jurisdiction of incorporation)     (Commission File Number)          (I.R.S. Employer Identification No.)

10 Bank Street, 12th Floor
White Plains, New York 10606
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 286-6800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Effective February 21, 2014, Fifth Street Finance Corp. (the “Company”) and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary of the Company, terminated the revolving credit facility with Wells Fargo Bank, National Association (the “Wells Fargo facility”). In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Wells Fargo facility were also terminated. The Wells Fargo facility had permitted up to $150 million of borrowings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 21, 2014

FIFTH STREET FINANCE CORP.

By: /s/ David H. Harrison
Name: David H. Harrison
Title: Chief Compliance Officer